Exhibit 10.1

Execution Version

DEBT REPAYMENT AGREEMENT

This Debt Repayment Agreement (this “Agreement”) is entered into as of September 27, 2024 (the “Effective Date”) by and among Hut 8 Corp., a Delaware corporation (the “Company”), U.S. Data Mining Group, Inc. (d/b/a U.S. Bitcoin Corp.), a Nevada corporation and a direct wholly-owned subsidiary of the Company (“USDG”), US Data Guardian LLC, a Nevada limited liability company and a direct wholly owned subsidiary of USDG (the “Borrower”), each other Guarantor party hereto (such parties, together with the Company, USDG and the Borrower, the “Company Parties”), and Anchorage Lending CA, LLC (the “Lender”).

WHEREAS, the Company Parties and the Lender are parties to a Loan Agreement, dated as of February 3, 2023 (as amended by (i) the First Amendment to the Loan Agreement, dated as of April 24, 2023, (ii) the Waiver and Consent, dated May 25, 2023, (iii) the Consent and Waiver, dated October 10, 2023, (iv) the Consent and Waiver, dated November 2, 2023, (v) the Consent and Waiver, dated December 31, 2023, and (vi) the Consent and Waiver, dated January 23, 2024, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement;

WHEREAS, the Lender has made certain loans to the Borrower pursuant to and subject to the terms and conditions contained in the Loan Agreement (the “Loans”);

WHEREAS, as of the date of this Agreement, the total outstanding principal and accrued interest on the Loans is $37,928,768.53 (the “Current Loan Balance”); and

WHEREAS, the Borrower and the Lender wish to exchange the Current Loan Balance under the Loans for shares of common stock, par value $0.01 per share, of the Company (the “Common Stock” or the “Shares”), at an exchange rate of $16.395 per share (the “Purchase Price”), with a fraction of a Share rounded down to the prior whole share, following which the Loans shall thereupon be paid in full and all other indebtedness of the Borrower under the Loan Agreement shall be satisfied in full, such Loans shall thereupon be terminated and cancelled and such debt shall thereupon be fully paid and entirely extinguished.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.

Issuance of Repayment Shares. Concurrently with the execution and delivery of this Agreement, the Company shall issue to the Lender an aggregate of 2,313,435 shares of Common Stock (the “Repayment Shares”) in full satisfaction of the Current Loan Balance. No later than the second (2nd) trading day after the date hereof, the Company shall issue and deliver to the Lender a certificate or book entry account statement evidencing the Repayment Shares. Any certificate or certificates or book entry account statement or statements evidencing the Repayment Shares shall be subject to a legend or legends restricting transfer under the United States Securities Act of 1933 (as amended, the “Securities Act”) until such time as the Repayment Shares (a) have been sold pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act (“Rule 144”), or (b) are eligible for sale without limitations as to volume or manner sale pursuant to Rule 144.

2.	Termination and Release.
(a)

The Lender hereby acknowledges and agrees that, upon the issuance of the Repayment Shares and without need for further action by any other Person: (i) the Loans shall be paid in full and all other Obligations of the Borrower and the other Loan Parties under the Loan Agreement and the other Loan Documents shall be satisfied in full, (ii) all the security interests, mortgages, liens, pledges, charges and other encumbrances in favor of the Lender to secure the Obligations shall be automatically released and discharged, (iii) all guaranties supporting the Loan Agreement shall be automatically released and discharged, (iv) all of the respective obligations of each of the Company Parties and each of their respective subsidiaries and affiliates under the Loan Agreement shall be automatically released and discharged and (v) the Loan Agreement and the other Loan Documents shall be terminated, canceled and of no further force and effect.

(b)

In consideration of the payment in full of the Obligations, the Lender hereby agrees to promptly deliver to, in each case, solely at the Company’s cost and expense, the Borrower, (i) Uniform Commercial Code releases and/or terminations in form reasonably acceptable for recording and terminating of all of the Lender’s liens and security interests in the Collateral and (ii) a Termination of Control Agreement with respect to each Uncertificated Securities Control Agreement delivered by a Company Party to Lender. The Lender further agrees to, in each case, solely at the Company’s cost and expense, procure, deliver or execute and deliver to the Borrower, from time to time, all further releases, termination statements, certificates, instruments and documents, each in form and substance reasonably satisfactory to the Borrower, and take any other actions, as may be reasonably requested by the Borrower or which are required to evidence the repayment of the Loans, the termination of the Loan Agreement and the other Loan Documents, and the release of the Collateral.

(c)

The Lender hereby authorizes the Borrower, or any other party on behalf of the Borrower, to prepare and file termination statements and other instruments and documents evidencing the repayment of the Loans, the termination of the Loan Agreement and the other Loan Documents, and the release of the Collateral; provided that all such instruments and documents shall be delivered to the Lender with an opportunity for review in advance of any such filing.

3.	Representations and Warranties of Lender. The Lender represents and warrants to the Company Parties that:
(a)

Organization, Authorization and Enforcement. The Lender is a limited liability company, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. The Lender has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Lender and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Lender. This Agreement has been duly executed by the Lender and, when executed and delivered by the

Company Parties, will constitute the valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, except as such enforceability may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (the “Enforceability Exceptions”).

(b)

Governmental Consents and Approvals. Except as set forth herein, the execution, delivery, and performance of this Agreement by the Lender do not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority.

(c)

Securities Act Representations. The Lender is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) and is aware that the sale of the Repayment Shares is being made in reliance on a private placement exemption from registration under the Securities Act. The acquisition of the Repayment Shares by the Lender has not been solicited by or through anyone other than the Company. The Lender is acquiring the Repayment Shares for its own account (and not for the account of others), and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling the Repayment Shares in violation of the Securities Act. The Lender has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Repayment Shares and is capable of bearing the economic risks of such investment. The Lender has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. The Lender understands that the Repayment Shares have not been registered under the Securities Act and are characterized as “restricted securities” under the federal securities laws.

(d)

No Brokers. The Lender has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement.

4.	Representations and Warranties of the Company. Each of the Company Parties hereby represents and warrants to the Lender that:
(a)

Organization, Authorization and Enforcement. Such Company Party is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Such Company Party has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Company Party and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each such Company Party. This Agreement has been duly executed by such Company Party and, when executed and delivered by the Lender, will constitute the valid and binding obligation of each such Company Party enforceable against such Company Party in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions. Each of the Company and its Material Subsidiaries (as defined below) is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined below), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Material Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. “Transaction Documents” means this Agreement and registration statement in respect to this Agreement or otherwise, and, in each case, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder. “Material Subsidiary” means, at the date of determination, any subsidiary that, together with its subsidiaries, as of the end of the most recent fiscal year was the owner of more than 20% of the consolidated assets of the Company, and any group of subsidiaries that are not Material Subsidiaries that would, collectively, constitute a Material Subsidiary.

(b)

No Conflicts. The execution, delivery and performance of this Agreement by such Company Party and the consummation by such Company Party of the transactions contemplated hereby do not and will not (i) conflict with or violate certificate of incorporation, bylaws or other organizational documents of such Company Party, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which such Company Party is a party or by which any property or asset of such Company Party is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Company Party is subject, or by which any property or asset of such Company Party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties, operations or results of operations of the Company and its subsidiaries taken as a whole.

(c)	Governmental Consents and Approvals. Assuming the accuracy of the representations of the Lender set forth in Section 3(c) hereof, execution, delivery, and performance of this

Agreement by such Company Party does not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority other than (i) any filings required under applicable securities laws, (ii) any filings required under the listing rules of any exchange on which the Common Stock is listed and (iii) any filings required under this Agreement (including the filing of a registration statement pursuant to Section 5 hereof).

(d)

Valid Issuance. The Repayment Shares have been duly authorized and, when issued in exchange for the Current Loan Balance in accordance with the terms of this Agreement, will be validly issued, fully paid, non-assessable and free of pre-emptive or similar rights.

(e)

Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the United States Securities and Exchange Commission (the “SEC”) is contemplating terminating such registration. The Company is in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Nasdaq Global Select Market (“Nasdaq”). To the extent required, the Common Stock will be approved for listing with Nasdaq in accordance with its listing standards.

(f)

SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since November 9, 2023 (and the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(g)	General Solicitation; No Integration. Other than with respect to the Lender, neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) of investors with respect to offers or sales of the Repayment Shares. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Repayment Shares issued pursuant to this Agreement.

(h)

Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest balance sheet included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC and (C) liabilities incurred to finance the acquisition of equipment, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option or incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that is required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(i)

Subsidiaries. The Material Subsidiaries of the Company are set forth in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Material Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Material Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(j)

Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Common Stock or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there has not been, and there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)

Registration Rights. Except as disclosed in the SEC Reports (including with respect to the registration rights issued or to be issued to Coatue Tactical Solutions Lending Holdings AIV 3 LP), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(l)

Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

(m)

Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Stock in violation of Regulation M under the Exchange Act.

(n)

No Brokers. Such Company Party has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement.

5.	Registration Rights.
(a)

The Company agrees that it will: (i) file with the SEC, no later than December 6, 2024, a registration statement on Form S-3 (which shall be an automatic shelf registration statement that is effective automatically upon filing such registration statement with the

SEC if the Company satisfies the requirements of an automatic shelf registration statement under General Instruction I.D. of Form S-3 at the time of filing), or, if the Company is not then eligible to register the Repayment Shares for resale on Form S-3, on another appropriate form in accordance with the Securities Act, to enable the resale of the Repayment Shares by the Lender in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”), (ii) if such Registration Statement is not immediately effective, use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after the filing thereof, and (iii) file with the SEC such amendments and supplements to the Registration Statement in compliance with applicable laws, the prospectus used in connection therewith and any document incorporated by reference therein as may be necessary to keep such Registration Statement current, effective and free from any material misstatement or omission to state a material fact until the earlier of (A) the date as of which the Lender may sell all of the Repayment Shares without restriction or limitation as to volume or manner sale under Rule 144 and (B) such time as all Repayment Shares acquired by the Lender hereunder have been sold; provided, however, that the Company’s obligations to include the Repayment Shares in the Registration Statement are contingent upon the Lender furnishing a completed and executed selling shareholder questionnaire in the form set forth as Annex A attached hereto (the “Seller Questionnaire”) to the Company regarding the Lender and the securities of the Company held by the Lender to effect the registration of the Repayment Shares. For the avoidance of doubt, if the SEC does not declare the Registration Statement effective due to macroeconomic or industry-related factors, “reasonable best efforts” as used in this Section 5(a) with respect to the effectiveness of such Registration Statement shall not require the Company to take any actions inconsistent with other similarly situated issuers in its industry. The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement, other than as to the characterization of the Lender as an underwriter, which shall not occur unless such characterization is consistent with written information provided by the Lender in the Seller Questionnaire) a “Plan of Distribution” in substantially the form attached hereto as Annex B. Notwithstanding anything contained herein or in any of the other Transaction Documents to the contrary, the registration rights contained herein shall not permit Lender to require or demand, and the Company shall not be under any obligation to permit or facilitate in any way, an underwritten offering of the Repayment Shares or any other securities of the Company held by the Lender, whether pursuant to the Registration Statement or otherwise.

(b)

In the event (i) of any request by the SEC or any other federal, state or provincial governmental authority during the period of effectiveness of a Registration Statement for amendments or supplements to such Registration Statement or a related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal, state or provincial governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Repayment Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) that the Company’s Board of Directors determines in good faith that it would be materially detrimental to the Company to maintain a Registration Statement at such time because it would require the disclosure of material nonpublic information the disclosure of which at the time is not in the best interests of the Company; then the Company shall deliver a certificate in writing to the Lender (the “Suspension Notice”) to the effect of the foregoing (provided that the Company will not disclose the content of any material non-public information to the Lender in any Suspension Notice) and, upon receipt of such Suspension Notice, the Lender will refrain from selling any Repayment Shares pursuant to the Registration Statement (a “Suspension”) until the Lender’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, such receipt shall be deemed effective hereunder if such supplemented or amended prospectus is made publicly available on the Company’s website or at www.sec.gov, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus, such receipt shall be deemed effective hereunder if such additional or supplemental filings are made publicly available on the Company’s website or at www.sec.gov. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Repayment Shares for sale in any jurisdiction and in the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice. The Company shall have the right to defer the filing of or suspend the use of the Registration Statement pursuant to (iv) above for a period of not more than sixty (60) days from the date the Company notifies the Lender of such deferral or suspension; provided that the Company shall not exercise such right more than once in any six (6) month period.

(c)

In connection with the Registration Statement, the Company shall (i) pay all customary costs and expenses in connection with such registration including all registration and filing fees, expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses and fees and expenses of the Company’s counsel and accountants and Financial Industry Regulatory Authority, Inc. filing fees (if any) (other than underwriting discounts and commissions and brokers’ commissions), (ii) notify the Lender promptly upon discovery that the Registration Statement or any supplement to any prospectus forming a part of the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and any prospectus forming a part of the Registration Statement as may be necessary to comply with the provisions of the Securities Act in connection with resale of the Repayment Shares, and (iii) indemnify and hold harmless the Lender, each underwriter, broker or any other person acting on behalf of the Lender and each other person, if any, who controls any of the foregoing persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by law, from and against any and all losses to which any of the foregoing persons may become subject under the Securities Act or otherwise caused by, arising from or relating to any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, contained in any such Registration Statement or prospectus or any amendment thereof or supplement thereto relating to the Repayment Shares, except insofar as such losses are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information included in the Seller Questionnaire or otherwise furnished in writing to the Company by the Lender expressly for use therein.

6.	General Provisions.
(a)

Purchase Price Adjustment. In the event that, on or prior to December 31, 2024, the Company (i) sells any shares of Common Stock, other than pursuant to an Excluded Issuance, at a price per share that is less than the Purchase Price or (ii) issues any debt or equity instrument of the Company or any of its subsidiaries or affiliates that is convertible into or exchangeable for shares of Common Stock, other than pursuant to an Excluded Issuance, at an initial conversion or exchange price, as applicable, that is less than the Purchase Price (“Better Offer”), then in each case, this Agreement shall be deemed to be amended to reflect a new Purchase Price that is the lowest Better Offer and the Company shall forthwith issue to the Lender additional shares of Common Stock without any cost, expense or liability to be incurred by the Lender and all at the expense of the Company to reflect a Purchase Price that is equal to the lowest Better Offer. For the elimination of doubt, no such amendment to the Purchase Price or issuance of additional shares of Common Stock shall be required as a result of an Excluded Issuance. As used herein, “Excluded Issuance” means: (i) any issuance and/or sale of Common Stock (or of any instrument convertible into or exchangeable or exercisable for shares of Common Stock) pursuant to any equity compensation plan of the Company or any of its subsidiaries or affiliates; (ii) the issuance and/or sale of shares of Common Stock pursuant to any warrant, or option outstanding as of the date hereof; (iii) the issuance and/or sale of Common Stock (or of any instrument convertible into or exchangeable or exercisable for shares of Common Stock) in connection with the acquisition by the Company or any of its subsidiaries or affiliates of the securities, business, technology, property or other assets of another person or entity (or pursuant to an employee benefit plan assumed by the Company in connection with such acquisition); (iv) the issuance and/or sale of Common Stock (or of any instrument convertible into or exchangeable or exercisable for shares of Common Stock) in connection with joint ventures, commercial relationships or other strategic transactions; (v) the issuance of any securities of the Company pro-rata to all of its then existing stockholders (whether pursuant to a dividend or otherwise); (vi) any issuance and/or sale of warrants, options or other debt or equity instruments of the Company, or any subsidiary or affiliate of the Company, with an exercise or conversion price below the Purchase Price if such warrant, option or other convertible security is issued in connection with (e.g., as a part of a unit offered in tandem) (A) the issuance and sale of shares of Common Stock by the Company at a price per share equal to or greater than the Purchase Price or (B) the issuance and sale of any debt or equity instrument convertible into or exchangeable or exercisable for shares of Common Stock at an initial conversion, exchange or exercise price per share equal to or greater than the Purchase Price; and (vii) the issuance of Common Stock upon the conversion, exchange or exercise of any convertible debt or equity instruments referenced in clauses (i) through (vi) above in accordance with the terms thereof.

(b)

Indemnification. The Company will indemnify and hold the Lender and its directors, officers, shareholders, members, partners, employees and agents, each Person who controls the Lender (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees of such controlling persons (each, a “Lender Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented out-of-pocket attorney’s fees and costs of investigation that any such Lender Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against the Lender Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Lender Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Lender Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Lender Party may have with any such stockholder or any violations by such Lender Party of state or federal securities laws or any conduct by such Lender Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Lender Party in respect of which indemnity may be sought pursuant to this Agreement, such Lender Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Lender Party. Any Lender Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Lender Party except to the extent that (x) the employment thereof has been specifically authorized by the Company in writing, (y) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (z) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Lender Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The indemnification required by this Section 6(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, in each case, within 5 business days of when the Company receives notice that such bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Lender Party against the Company or others and any liabilities the Company may be subject to pursuant to law. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THE COMPANY HAVE ANY LIABILITY UNDER THIS SECTION 6 FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR ENHANCED DAMAGES, OR LOST PROFITS OR DIMINUTION IN VALUE ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH ANY BREACH OF THIS AGREEMENT, REGARDLESS OF (A) WHETHER SUCH DAMAGES WERE FORESEEABLE, (B) WHETHER OR NOT THE

COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND (C) THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT, OR OTHERWISE) UPON WHICH THE CLAIM IS BASED.

(c)

Governing Law, Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d)

Notices. All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail; (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice

(e)

Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)

Modification and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Lender and the Company Parties. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(g)	Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this

Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(h)

Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. The Lender acknowledges and agrees that none of the Company Parties or any other Person has made or makes any express or implied representation or warranty, either written or oral, on behalf of the Company Parties (including without limitation any representation or warranty as to the accuracy or completeness of any information regarding the Company Parties furnished or made available to Lender) except for the representations and warranties expressly set forth in this Agreement.

(i)	Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(j)

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(k)

Expenses. The Company shall pay, in cash, all of the Lender’s fees, costs and expenses, including of the Lender’s advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, performance and enforcement of this Agreement. The Company shall pay all fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Purchaser), stamp taxes and other similar taxes and duties levied in connection with the delivery of any Stock to the Lender. Concurrently with the execution and delivery of this Agreement, the Company shall pay, in cash, to the Lender, an amount equal to $87,850 as reimbursement for Lender’s expenses incurred to date in connection with the negotiation, preparation, execution and delivery of this Agreement and legal fees outstanding under the Loan Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Debt Repayment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY PARTIES

HUT 8 CORP.

By:	/s/ Victor Semah
Name: Victor Semah
Title: Chief Legal Officer

U.S. DATA MINING GROUP, INC.

By:	/s/ Victor Semah
Name: Victor Semah
Title: Chief Legal Officer

US DATA GUARDIAN LLC

By:	/s/ Victor Semah
Name: Victor Semah
Title: Chief Legal Officer

U.S. DATA TECHNOLOGIES GROUP LTD.

By:	/s/ Victor Semah
Name: Victor Semah
Title: Chief Legal Officer

Address for notices (all Company Parties):
[REDACTED]

[Signature Page to Debt Repayment Agreement]

LENDER

ANCHORAGE LENDING CA, LLC

By:	/s/ Julie Veltman
Name: Julie Veltman
Title: Head of Finance

Address for notices (Lender):
[REDACTED]

[Signature Page to Debt Repayment Agreement]

ANNEX A

HUT 8 CORP.

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IN CONNECTION WITH THE PREPARATION OF A REGISTRATION STATEMENT

RELATING TO REGISTRATION OF

COMMON STOCK HELD BY THE SELLING STOCKHOLDERS

Introductory Statement

Hut 8 Corp. (the “Company”) is planning to file a registration statement on Form S-3ASR or another appropriate form (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) covering shares of common stock held by or issuable to certain stockholders of the Company. The furnishing of accurate and complete responses to the questions posed in this questionnaire is an extremely important part of preparing information to be included in the Registration Statement. The inclusion of any inaccurate or incomplete disclosures in the Registration Statement can result in serious potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Therefore, you are asked to complete the questionnaire with as much care, diligence and thoroughness as possible. Please attach additional sheets if necessary to fully answer any questions.

Your careful completion of this questionnaire is necessary to assure that the information included in the Registration Statement is accurate and complete when such Registration Statement becomes effective. Therefore, please give a response to every question, indicating “None” or “Not Applicable” where appropriate. If the space provided for any answer is inadequate, continue your answer on a separate sheet of paper and attach it to the questionnaire.

Definition of Beneficial Ownership. In answering the questions concerning “beneficial ownership” of securities contained in this questionnaire, please note that under SEC Rule 13d-3, a “beneficial owner of a security” is “any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares:

(a)	Voting power which includes the power to vote, or to direct the voting of, such security; and/or
(b)	Investment power which includes the power to dispose, or to direct the disposition, of such security.”

A person is deemed to be the beneficial owner of securities if he, she or it has the right to acquire beneficial ownership of such securities at any time within 60 days, including but not limited to any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Please note that securities may be beneficially owned by more than one person.

Questions

1.	Please set forth your name, business address and citizenship:

Full legal name of holder of shares: _______________________________

Business Address: _____________________________________________

City, State and Zip Code: _______________________________________

Citizenship: __________________________________________________

2.	Please indicate the number of shares of common stock of the Company of which you are presently the beneficial owner and the number of shares you request to have included in the Registration Statement.

Number of Shares Owned: _________________

Number of Shares to Be Included in Registration Statement: ____________

3.

Specifically describe how many of the shares you reported in Question 2 are listed as beneficially owned because you have the right to acquire beneficial ownership of such shares (within 60 days) pursuant to an option, warrant, right, power of conversion or pursuant to the power to revoke a discretionary trust.

4.

Of the shares of the Company’s common stock you reported in Question 2, please state the number of shares with respect to which you have: (a) sole voting power, (b) shared voting power, (c) sole investment power, or (d) shared investment power. With respect to shares for which you share voting and/or investment power, please explain how and with whom such power is shared.

Number of
Shares

(a)	sole voting power:
(b)	shared voting power*:
(c)	sole investment power:
(d)	shared investment power*:

* Explanation:

5.	List the number of other Company securities beneficially owned by you, if any, and state the nature of such ownership (e.g., direct or through ownership of an option or a warrant):

6.

If the securities reported in Question 4 and/or 5 are not held by a natural person (e.g., if the holder is an entity such as a trust, corporation, partnership, etc.), please identify the natural person or persons who have voting or investment control over such securities:

7.

Except as set forth below, neither you nor any person or entity listed in Question 4(d) above, nor any of yours or their respective affiliates[1], directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

8.FINRA Affiliations.

(a)	Are you a broker-dealer or a direct or indirect “affiliate” or “associate” of a member firm of the Financial Industry Regulatory Authority (FINRA)?

Yes         No

If your answer is yes, please respond to (i) and (ii) below:

(i)	Please set forth below the names of all affiliated or associated FINRA member firms, the number of shares of equity securities or the face value of debt securities owned by you, the date such securities were acquired, the

1	An “affiliate” means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the person specified. Control means having the power to direct or cause the direction of the management or policies of an entity. An officer or director is generally presumed to control an entity. A holder of ten percent or more of the outstanding voting securities of an entity also is generally presumed to control such entity but in appropriate circumstances a holder of a smaller percentage may nonetheless be found to exercise control.

price paid for such securities and the nature of such affiliation or association:

(ii)	Please indicate whether these FINRA member firms undertake not to “participate” (as defined for purposes of Article III, Section 1 of the FINRA Rules of Fair Practice) in the secondary offering?

(    ) Such member firms undertake not to participate

(    ) Such member firms may participate.

(b)

Please set forth below the number of shares of capital stock or other types of securities of any FINRA member (other than securities purchased in the open market) owned by you and the name of such FINRA member.

Certification:

I understand that this information is furnished to the Company for use in connection with the preparation of the Registration Statement. I hereby consent to being named as a selling stockholder in the prospectus that forms a part of the Registration Statement, as amended or supplemented, and to have my shares of common stock included in the Registration Statement.

I hereby represent and warrant to the Company that I have answered this questionnaire to the best of my knowledge and belief and that I am furnishing this questionnaire to the Company for use in the Registration Statement and any prospectus or any amendment or supplement thereto, or any preliminary prospectus in connection with the preparation of the Registration Statement. I am aware that the Company, the SEC and recipients of the prospectus will be relying on the accuracy and completeness of the information provided herein and consent to the use of the information provided herein for the purposes stated above. I will promptly notify the Company of any changes in such information that may occur subsequent hereto.

[Signature page follows]

I confirm that the foregoing statements are correct, to the best of my knowledge and belief.

Dated:	, 2024

SIGNATURE BLOCK FOR INDIVIDUALS		SIGNATURE BLOCK FOR ENTITIES

(Signature)		(Name of Entity)

By:
(Printed Name)		Printed Name:
Title:

ANNEX B

PLAN OF DISTRIBUTION

The selling securityholders and any of their pledgees, donees, assignees, transferees and successors-in-interest may, from time to time, sell any or all of their shares of our common stock covered by this prospectus on Nasdaq or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. To the extent any of the selling securityholders gift, pledge or otherwise transfer the securities offered hereby, such transferees may offer and sell the securities from time to time under this prospectus, provided that, if required under the Securities Act and the rules and regulations promulgated thereunder, this prospectus has been amended under rule 424(b)(3) or other applicable provision of the Securities Act, to include the name of such transferee in the list of selling securityholders under this prospectus. Subject to compliance with applicable law, the selling securityholders may use any one or more of the following methods when selling shares of our common stock:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits the purchaser;
●	block trades in which the broker-dealer will attempt to sell the shares of common stock as agent but may position and resell a portion of the block as principal to facilitate the transaction;
●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
●	an exchange distribution in accordance with the rules of the applicable exchange;
●	privately negotiated transactions;
●	in “at the market” offerings, as defined in Rule 415 under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;
●	through one or more underwritten offerings on a firm commitment or best efforts basis;
●	settlement of short sales entered into after the date of this prospectus;
●	in options transactions;
●	through trading plans entered into by a selling securityholder pursuant to Rule 10b5-1 under the Exchange Act, that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans;
●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The selling securityholders may also sell shares of our common stock under Rule 144 under the Securities Act, if available, or in other transactions exempt from registration, rather than under this prospectus. The selling securityholders have the sole and absolute discretion not to accept any purchase offer or make any sale of securities if they deem the purchase price to be unsatisfactory at any particular time.

A selling securityholder that is an entity may elect to make an in-kind distribution of common stock to its members, partners, stockholders or other equityholders pursuant to the registration statement of which this prospectus forms a part by delivering a prospectus. To the extent that such members, partners, stockholders or other equityholders are not affiliates of ours, such members, partners, stockholders or other equityholders would thereby receive freely tradable shares of common stock pursuant to a distribution pursuant to the registration statement of which this prospectus forms a part.

Broker-dealers engaged by the selling securityholders may arrange for other brokers-dealers to participate in sales. If the selling securityholders effect such transactions by selling securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling securityholders (or, if any broker-dealer acts as agent for the purchaser of shares of common stock, from the purchaser) in amounts to be negotiated. The selling securityholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

In connection with the sale of the common stock or interests therein, the selling securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling securityholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling securityholders may from time to time pledge or grant a security interest in some or all of their shares of common stock to their broker-dealers under the margin provisions of customer agreements or to other parties to secure other obligations. If a selling stockholder defaults on a margin loan or other secured obligation, the broker-dealer or secured party may, from time to time, offer and sell the shares of common stock pledged or secured thereby pursuant to this prospectus.

The selling securityholders and any other persons participating in the sale or distribution of the shares of common stock will be subject to applicable provisions of the Securities Act, the Securities Exchange Act of 1934, and the rules and regulations thereunder, including, without limitation, Regulation M. These provisions may restrict certain activities of, and limit the timing of purchases and sales of any of the shares of common stock by, the selling securityholders or any other person, which limitations may affect the marketability of the shares of common stock.

The selling securityholders also may transfer the shares of our common stock in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

The selling securityholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. To our knowledge, no selling stockholder has entered into any agreement or understanding, directly or indirectly, with any person to distribute the shares of our common stock.

In order to comply with the securities laws of certain states, if applicable, the securities must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We are required to pay certain fees and expenses incident to the registration of shares of our common stock. We have agreed to indemnify the selling securityholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

To the extent required pursuant to the Securities Act and the rules and regulations promulgated thereunder, the number of shares of our common stock to be sold, the names of the selling securityholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters and any applicable commissions, discounts and other items constituting compensation, and any discount, commission or concession allowed or reallowed or paid to any broker-dealer with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

There can be no assurance that any selling securityholder will sell any or all of the securities registered pursuant to the registration statement that includes this prospectus.